UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2017 (February 22, 2017)

Internap Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-31989	91-2145721
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Ravinia Drive, Suite 1300, Atlanta, Georgia 30346

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 22, 2017, Internap Corporation, a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain purchasers (the “Purchasers”), pursuant to which the Company issued to the Purchasers an aggregate of 23,802,850 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price of US$1.81 per share, for the aggregate purchase price of US$43,083,158.50 (the “Purchase Price”), which closed on February 27, 2017. The Securities Purchase Agreement contains customary representations, warranties, covenants and conditions for agreements of this type.

The Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with each of the Purchasers. Pursuant to the Registration Rights Agreement, the Company is required to file, within a specified time period, a shelf registration statement registering offers and sales of the shares acquired by the Purchasers pursuant to the Securities Purchase Agreement.

The foregoing descriptions of the Securities Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Securities Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and the Registration Rights Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K, respectively, each of which is incorporated herein by reference.

On February 22, 2017, the Company issued a press release announcing the transaction (the “February 22 Release”). A copy of the February 22 Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the Securities Purchase Agreement, the Company issued an aggregate of 23,802,850 unregistered shares of common stock to the Purchasers. The sale of shares of common stock in accordance with the Securities Purchase Agreement was made in reliance on the exemption from registration of Section 4(a)(2) of the Securities Act of 1933, as amended. A description of the Securities Purchase Agreement is set forth above in Item 1.01 and is incorporated by reference herein as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

10.1	Securities Purchase Agreement, by and among the Company and the Purchasers identified on Schedule 1 therein, dated as of February 22, 2017.

10.2	Registration Rights Agreement, by and among the Company and stockholders listed on the signature pages thereto, dated as of February 22, 2017.

99.1	Press Release, dated February 22, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Internap Corporation
(Registrant)

Date: February 28, 2017	/s/ Peter D. Aquino
Peter D. Aquino
President and Chief Executive Officer